UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

MyDX, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6335 Ferris Square, Suite B San Diego, CA 92121
(Address of Principal Executive Offices)

(800) 814-4550

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported in the current report on Form 8-K filed with the SEC on December 16, 2015, on December 10, 2015, MyDX, Inc., a Nevada Corporation (“we”, “our” or the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with and issued a Convertible Promissory Note (the “Note”) to Kodiak Capital Group, LLC (“Kodiak”) in the principal amount of $60,000.

On June 9, 2016, the Company redeemed the Note for $63,000. The amount was paid in full to Kodiak on June 9, 2016.

As the company redeemed the Note, the Company shall have no further obligations under the SPA and the Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyDX, INC.

Date: June 15, 2016	By:	/s/Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer